Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of July 11, 2023 by and among Recursion Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and the undersigned purchaser (the “Purchaser”).
RECITALS
WHEREAS, the Company and the Purchaser are parties to the Stock Purchase Agreement, dated as of July 11, 2023 (the “Purchase Agreement”), pursuant to which the Purchaser is purchasing shares of Class A Common Stock, par value $0.00001 per share, of the Company (the “Class A Common Stock”); and
WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Purchaser as set forth below.
NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
AGREEMENT
1.Certain Definitions. Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Section 1. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.
“Agreement” has the meaning set forth in the recitals.
“Allowed Delay” has the meaning set forth in Section 2.1(b)(ii).
“Board” means the board of directors of the Company.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the State of New York are generally are open for use by customers on such day.
“Company” has the meaning set forth in the recitals.
“Effective Date” means the date that a Registration Statement filed pursuant to Section 2.1(a) is first declared effective by the SEC.
“Effectiveness Deadline” means, with respect to the Shelf Registration Statement or New Registration Statement, 90 days after the Closing Date (as defined in the Purchase Agreement); provided, however, that if the Company is notified by the SEC (either orally or in writing, whichever is earlier) that the Shelf Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Shelf Registration Statement shall be the fifth (5th) Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday,

Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business; provided, further, that if the SEC is closed for operations due to a government shutdown or lapse in appropriations, the Effectiveness Deadline shall be extended by the same amount of days that the SEC remains closed for operations.
“Effectiveness Period” has the meaning set forth in Section 2.1(b)(i).
“Event” has the meaning set forth in Section 2.1(d).
“Event Date” has the meaning set forth in Section 2.1(d).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Filing Deadline” has the meaning set forth in Section 2.1(a).
“FINRA” means the Financial Industry Regulatory Authority.
“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
“Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.
“Holder” means the Purchaser or its permitted assignee owning or having the right to acquire Registrable Securities.
“Liquidated Damages” has the meaning set forth in Section 2.1(d).
“Losses” has the meaning set forth in Section 2.5(a).
“New Registration Statement” has the meaning set forth in Section 2.1(a).
“Participating Holder” means with respect to any registration, any Holder of Registrable Securities covered by the applicable Registration Statement.
“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Shelf Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.
“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.
“Registrable Securities” means (i) the Shares, and (ii) any Class A Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, Shares. Notwithstanding the foregoing, Shares or any such Class A Common Stock, as applicable, shall cease to be Registrable Securities for all purposes hereunder upon the earliest to occur of the following: (a) the sale by any Person of such Shares or any such Class A Common Stock, as applicable, either pursuant to a registration statement under the Securities Act or under Rule 144 (or any similar provision then in effect) (in which case, only such Shares or any such Class A Common Stock, as applicable, sold shall cease to be Registrable Securities), (b) such Shares shall have been otherwise transferred, new certificates for such Shares not bearing a legend restricting further transfer shall have been delivered by Company and subsequent public distribution of such Shares shall not require registration under the Securities Act, or (c) such Shares cease to be outstanding.
“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and the Company’s independent certified public accountants in addition to the reasonable fees and disbursements of not more than one law firm for the Holders of up to $75,000, but excluding, for avoidance of doubt, any fees and disbursements of counsel to the underwriters in any Underwritten Offering.
“Registration Statement” means any registration statement of the Company that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Remainder Registration Statement” has the meaning set forth in Section 2.1(a).
“Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC having substantially the same effect as such Rule.
“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
“SEC Guidance” means any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff under the Securities Act; provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the SEC.
“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
“Shares” means the shares of Class A Common Stock issued or issuable to the Purchaser pursuant to the Purchase Agreement.
“Shelf Registration Statement” has the meaning set forth in Section 2.1(a).
“Transaction Agreements” means this Agreement, the Purchase Agreement, all exhibits and schedules thereto and hereto and any other documents or agreement executed in connection with the transactions contemplated hereunder or thereunder.
2.Registration Rights.
1.1Shelf Registration.
(a)Registration Statements. On or prior to 30 days after the Closing Date (as defined in the Purchase Agreement) (the “Filing Deadline”), the Company shall use commercially reasonable efforts to prepare and file with the SEC a Registration Statement on Form S-3 (or if the Company is a well-known seasoned issuer as of the filing date, a Form S-3ASR, or a prospectus supplement to an effective Form

S-3ASR that shall become effective upon filing with the SEC pursuant to Rule 462(e)) or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the provisions of Section 2.1(c), for the resale of the Registrable Securities pursuant to an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (such registration statement, including such prospectus supplement, if applicable, the “Shelf Registration Statement”). Such Shelf Registration Statement shall, subject to the limitations of Form S-3, include the aggregate amount of Registrable Securities to be registered therein and shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Shelf Registration Statement) the “Plan of Distribution” substantially in the form of Annex A and the “Selling Stockholder” section substantially in the form of Annex B, in each case, which may be modified to respond to comments, if any, provided by the SEC. To the extent the staff of the SEC does not permit all of the Registrable Securities to be registered on the Shelf Registration Statement filed pursuant to this Section 2.1(a) or for any other reason any Registrable Securities are not then included in a Registration Statement filed under this Agreement, the Company shall (i) inform each of the Participating Holders thereof and use its commercially reasonable efforts to file amendments to the Shelf Registration Statement as required by the SEC and/or (ii) withdraw the Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to the filing of such amendment or New Registration Statement, the Company shall use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Shares held by such Holders, subject to a determination by the SEC that certain Holders must be reduced first based on the number of Shares held by such Holders. In the event the Company amends the Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statement”). In no event shall any Participating Holder be identified as a statutory underwriter in the Registration Statement unless in response to a comment or request from the staff of the SEC or another regulatory agency; provided, however, that if the SEC requests that a Participating Holder be identified as a statutory underwriter in the Registration Statement, such Holder will have an opportunity to withdraw from the Registration Statement.
(b)Underwritten Offerings.
(i) So long as the Registration Statement remains in effect, each Participating Holder shall have the right at any time or from time to time to elect to sell Registrable Securities pursuant to an offering (including pursuant to an underwritten offering (an “Underwritten Offering”)); provided, however, that the aggregate amount of Registrable Securities included in any such Underwritten Offering must be at least the lesser of the amount reasonably expected to result in gross proceeds of $25 million and the remainder of the Registrable Securities held by such Holder. The applicable Holders shall make such election by delivering to the Company a written request (a “Shelf Offering Request”) for such offering specifying the number of Shelf Registrable Securities that such Holders desire to sell pursuant to such offering (the “Shelf Offering”). The Company shall, as expeditiously as possible, use its commercially reasonable efforts to facilitate such Shelf Offering and shall pay all reasonable Registration Expenses in connection to the offering. The Company shall not be obligated to effect more than one (1) underwritten Shelf Offering in any six (6) month period under this Section 2.1(b)  unless the Company otherwise consents. A Shelf Offering may be in the form of a block or bought trade (a “Block Trade”), including as an underwritten Block Trade so long as the Company is eligible to use a Form S-3 registration statement at the time of such Block Trade. Such Holders only need to notify the Company of the Block Trade five Business Days prior to the day such offering is to commence (unless a longer period is agreed to by Holders) and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such offering (which may close as early as two Business Days after the date it commences); provided that Holders wishing to engage in the underwritten block trade shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten Block Trade. Each Holder agrees that such Holder shall treat as confidential the receipt of the Shelf Offering Notice and shall not disclose or use the information contained in such Shelf Offering Notice without the prior written consent of the Company or until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.
(ii) If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an Underwritten Offering, the managing underwriter or underwriters thereof shall be designated by the Participating Holders, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.
(iii) The Company shall, at the request of Participating Holders covered by a Shelf Registration Statement, file any prospectus supplement or any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holders to effect such Shelf Offering.
(c)Effectiveness.
(i) The Company shall use its commercially reasonable efforts to have the Shelf Registration Statement, if applicable, or New Registration Statement declared effective as soon as practicable but in no event later than the Effectiveness Deadline (including filing with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act) (it being agreed that if the Company is a well-known seasoned issuer as of the filing date, the Registration Statement shall be an automatic shelf registration statement, or a prospectus supplement to an effective automatic shelf registration statement, that shall become effective upon filing with the SEC pursuant to Rule 462(e)), and shall use its commercially reasonable efforts to keep the Shelf Registration Statement or New Registration Statement continuously effective under the Securities Act until the earlier of (A) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (B) the date that all the Shares cease to be Registrable Securities (the “Effectiveness Period”); provided, that, the Company will not be obligated to update the Registration Statement and no sales may made under the applicable Registration Statement during any Allowed Delay of which the Holders have received notice. The Company shall notify the Participating Holders of the effectiveness of a Registration Statement by e-mail as promptly as practicable, and shall, if requested provide the Participating Holders with copies of the final Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.
(ii) On not more than three occasions and for not more than 60 consecutive days or for a total of not more than 120 days, in each case in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 if (A) the negotiation or consummation of a transaction by the Company is pending or an event has occurred, which negotiation, consummation or event, the Board reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (B) the Company determines in good faith, upon advice of legal counsel, that such suspension is necessary to amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the

Company shall promptly (1) notify each Participating Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Participating Holder) disclose to such Participating Holder any material non-public information giving rise to an Allowed Delay, (2) advise the Participating Holders in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (3) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.
(d)In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
(e)If: (i) the initial Registration Statement is not filed with the SEC on or prior to the Filing Deadline, (ii) the initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective, or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (other than during an Allowed Delay), (iv) the use of any Prospectus included in any Registration Statement is suspended for a period that exceeds the length of the Allowed Delay, or (v) after the Filing Deadline, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowed Delay is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable (i) if as of the relevant Event Date, the Registrable Securities may be sold by the Holders without volume or manner of sale restrictions under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Holder and the Company’s transfer agent, (ii) to a Holder causing an Event that relates to or is caused by any action or inaction taken by such Holder, (iii) to a Holder in the event it is unable to lawfully sell any of its Registrable Securities because of possession of material non-public information or (iv) with respect to any period after the expiration of the Effectiveness Period (it being understood that this clause shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period). The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the Remainder Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2.1(d) shall once again apply, if applicable. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. With respect to a Holder, the Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of such Holder to timely provide the

Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder). The parties agree that the maximum aggregate Liquidated Damages payable to a Holder of Registrable Securities under this Agreement shall be 5.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for the Registrable Securities then held by such Holder.
1.2Expenses. The Company will pay all reasonable Registration Expenses, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.
1.3Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:
(a)prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and provide copies to and permit each Participating Holder to review each Registration Statement and all amendments and supplements thereto prior to their filing with the SEC and a reasonable opportunity to furnish comments thereon (it being acknowledged and agreed that if a Participating Holder does not object to or comment on the aforementioned documents, then the Participating Holder shall be deemed to have consented to and approved the use of such documents);
(b)file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act;
(c)prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;
(d)(i) notify the Participating Holders by facsimile or e-mail as promptly as practicable after any Registration Statement is declared effective or any post-effective amendment to a Registration Statement is declared effective, and shall simultaneously provide the Participating Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby (provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the EDGAR system), (ii) promptly notify the Participating Holders no later than one (1) trading day following the date (A) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or any order by the SEC preventing or suspending the use of any preliminary or final Prospectus or the initiation of any proceedings for such purposes, (B) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (C) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;
(e)promptly notify the Participating Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of a Participating Holder, disclose to such Participating Holder any material nonpublic information regarding the Company), and promptly prepare, file with the SEC and furnish to such Holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(f)promptly incorporate in a Prospectus supplement, Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such information as the Participating Holders reasonably request to be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Free Writing Prospectus or post-effective amendment;
(g)furnish to each Participating Holder whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Participating Holder, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Participating Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder that are covered by such Registration Statement;
(h)on or prior to the date on which the Registration Statement is declared effective, use its commercially reasonable efforts to register or qualify, or cooperate with the Participating Holders and their respective counsel, in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or “Blue Sky” laws of those jurisdictions within the United States as any Participating Holder or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification (or exemption therefrom) in effect during the Effectiveness Period, provided that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;
(i)within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, deliver to the transfer agent for such Registrable Securities (with copies to each Participating Holder whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC;
(j)cooperate with each Participating Holder participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA or any other securities regulatory authority;
(k)otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Participating Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Participating Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, an earnings statement covering satisfying the provisions of Section 11(a) of the Securities Act;
(l)provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(m)use commercially reasonable efforts to maintain the listing of all Registrable Securities on each securities exchange on which the Class A Common Stock is then listed or quoted and on each inter-dealer quotation system on which any of the Class A Common Stock is then quoted; and
(n)with a view to making available to the Purchaser the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell shares of Class A Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the date as all of the Registrable Securities shall have been otherwise transferred, new certificates for such Registrable Securities not bearing a legend restricting further transfer shall have been delivered by Company and subsequent public distribution of such Shares shall not require registration under the Securities Act or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;
(o)enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities pursuant to a Shelf Offering;
(p)make available for reasonable inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all material financial and other records, material pertinent corporate and business documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all material information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
(q)in the case of any underwritten Shelf Offering, use its commercially reasonable efforts to make available by videoconference the executive officers of the Corporation to participate with the Holders of Registrable Securities covered by the registration statement and any underwriters in any virtual “road shows” or other virtual selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities;
(r)in the case of any underwritten Shelf Offering, use its commercially reasonable efforts to obtain one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters of the Registrable Securities being sold reasonably request;
(s)in the case of any underwritten Shelf Offering, use its commercially reasonable efforts to provide a legal opinion and negative assurance letter of the Company’s outside counsel (and to allow the outside counsel to any underwriters to deliver the same), dated the closing date of the Shelf Offering, in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters of such Registrable Securities being sold; and
(t)in connection with any Underwritten Offering, the Company agrees to be bound by the underwriting agreement’s lockup restrictions with customary exceptions including for issuance of securities of the Company in connection with acquisitions or other strategic transactions and to cause its executive officers and directors to enter into customary lock-up agreements and shall take commercially reasonable efforts to cause any other parties reasonably requested by the underwriters to enter into such agreements; provided, however, that in no event shall such lockup restrictions last more than 45 days.

1.4Obligations of the Purchaser.
(a)Notwithstanding any other provision of the Agreement, no Holder of Registrable Securities may include any of its Registrable Securities in the Registration Statement pursuant to this Agreement unless the Holder furnishes to the Company a completed and signed a selling stockholder questionnaire in the form attached to this Agreement as Annex C (a “Selling Stockholder Questionnaire”) that contains such information regarding Purchaser, the securities of the Company held by the Purchaser and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, at least two (2) Business Days prior to the first anticipated filing date of any Registration Statement if the Purchaser elects to have any of its Registrable Securities included in the Registration Statement. Each Holder who intends to include any of its Registrable Securities in the Registration Statement shall promptly furnish the Company in writing such other information as the Company may reasonably request in writing. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2.4(a) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement. The Company shall not be obligated to file more than one post-effective amendment or supplement in any sixty (60) day period following the date such Registration Statement is declared effective for the purposes of naming Holders as selling security holders who are not named in such Registration Statement at the time of effectiveness.
(b)The Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Class A Common Stock beneficially owned by such Holder and any affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Class A Common Stock and (iv) any other information as may be requested by the SEC, FINRA or any state securities commission. Each Holder agrees by its acquisition of such Registrable Securities that, it will not commence a disposition of Registrable Securities under the Registration Statement until such Holder has received (i) written confirmation from the Company of the availability of the Registration Statement, or (ii) copies of the supplemented Prospectus and/or amended Registration Statement as described, and, in each case, has also received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.
(c)The Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2.1(b) or (ii) the happening of any event of the kind described in Section 2.3(d) and Section 2.3(e) hereof, the Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made and/or the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
1.5Indemnification.
(a)Indemnification by the Company. The Company will indemnify and hold harmless each Participating Holder who sells Registrable Securities covered by such Registration Statement and its officers, directors, members, employees, investment advisers and agents, successors and assigns, any underwriter (as defined in the Securities Act) for each such Participating Holder and each other person, if any, who controls such Participating Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) (collectively, “Losses”), actually incurred, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or arising out of or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; or (ii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; and will reimburse such Participating Holder or underwriter who sells Registrable Securities covered by such Registration Statement, and each such officer, director, employee, agent or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or action provided, however, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon or in conformity with information furnished by the Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus (preliminary, final or summary) or any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), (y) the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective or (z) a Purchaser’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement.
(b)Indemnification by the Participating Holders. The Purchaser agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, agents, and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) and any underwriter (as defined in the Securities Act) against any Losses (i) arising out of, based on, or resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus (preliminary, final or summary) or any amendment or supplement thereto or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent that such untrue statement or omission is made in reliance upon or in conformity with information furnished in writing by the Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing; or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 2.5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
(c)Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (provided, however, that such indemnified party shall, at the expense of the indemnified party, be entitled to counsel of its own choosing to monitor such defense); provided that, subject to the preceding sentence, any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party, or any officer, director, employee, agent, affiliate, or controlling person of such indemnified party and shall survive the transfer of the Shares.
(d)Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 2.5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

3.Miscellaneous.
1.1Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each of the parties hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
1.2Assignments and Transfers by Purchaser. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchaser and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person, provided that such Holder complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.
1.3Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise), provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Class A Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise freely tradable by the Holders after giving effect to such transaction.
1.4Entire Agreement; Amendment. This Agreement and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any previous agreements among the parties relative to the specific subject matter hereof are superseded by this Agreement. This Agreement may be amended only by a writing signed by the Company and the Purchaser. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the Purchaser.
1.5Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.3 of the Purchase Agreement.
1.6Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto; provided, that the indemnified parties are intended third party beneficiaries of Section 2.5.
1.7Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
1.8Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
1.9Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
1.10Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.
1.11Consents. Any permission, consent, or approval of any kind or character under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.
1.12SPECIFIC PERFORMANCE. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC INTENT OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED BY LAW OR EQUITY, AND ANY PARTY SUED FOR BREACH OF THIS AGREEMENT EXPRESSLY WAIVES ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE.
1.13Construction of Agreement. No provision of this Agreement shall be construed against either party as the drafter thereof.
1.14Section References. Unless otherwise stated, any reference contained herein to a Section or subsection refers to the provisions of this Agreement.
1.15Variations of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the day and year first written above.

COMPANY:

RECURSION PHARMACEUTICALS, INC.

By:    /s/ Christopher Gibson
Name:    Christopher Gibson
Title:    Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the day and year first written above.

PURCHASER:
NVIDIA CORPORATION

By:    /s/ Vishal Bhagwati
Name:    Vishal Bhagwati
Title:    Vice President and Head of Corporate Development

[Signature Page to Registration Rights Agreement]